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                                                                   EXHIBIT 10(o)

                        REVOLVING CREDIT LINE AGREEMENT

Ericsson Raynet, a Delaware partnership ("Borrower") and Raynet International, Inc,. a Delaware corporation ("Lender") hereby agree as follows:

1. Lender hereby agrees to make available to Borrower from the date hereof through and including December 20, 1995 (the "Maturity Date"), but subject to Lender's right to terminate this Revolving Credit Line Agreement (this "Agreement"), as hereinafter provided, a revolving line of credit in the maximum amount of $50,000,000.00. Borrower may borrow all or any portion of such sum at any time or times prior to the Maturity Date, provided that all principal amounts borrowed hereunder, and all interest accrued thereon, shall in all events be due and payable to Lender in New York City, or at such other location specified by Lender, at the earlier of (such earlier time being hereinafter referred to as the "Due Date") (i) demand by Lender, or (ii) the Maturity Date. Lender reserves in all events the right to terminate this Agreement, and any further obligation to lend money to Borrower, as of the earlier of (i) the Due Date or (ii) any other date which is specified in a written notice delivered to Borrower and which is at least three business days after the date of such notice.

2. Amounts borrowed under this Agreement may be repaid at any time prior to the Due Date without premium or penalty of any kind, and repaid amounts may be reborrowed at any time prior to such Due Date, provided that Borrower shall give Lender three (3) business days notice prior to any such prepayment unless Lender waives such notice. Any acceptance of prepayment by Lender shall constitute a waiver of the notice required hereby.

3.   No interest shall be payable under this Agreement.

4. All indebtedness of the Borrower arising from borrowings hereunder shall be evidenced by a demand note substantially in the form of the grid promissory note attached hereto as Exhibit A. Borrower shall pay all fees and costs incurred by Lender in connection with collecting any principal or interest due to Lender hereunder, including, without limitation, court costs and attorneys fees. All borrowings hereunder shall rank at least pari passu with all other unsecured debt of the Borrower to any bank, financial institution or other person. Borrower hereby expressly waives any requirement of presentment, demand, protest or other notice of any kind in connection with Lender's collection of any amount due hereunder or under the aforesaid promissory note.

5. The Agreement constitutes the entire understanding and agreement of the parties as to the subject matter hereof. This Agreement may not be altered or amended except by further written agreement between the parties.

6. This Agreement may be executed in any number of counterparts each of which shall be deemed an original of the Agreement, but all of which together shall constitute one and the same instrument. In making proof hereof it shall not be necessary to produce or account for more than one such counterpart.

Dated as of January 2, 1995.

RAYNET INTERNATIONAL, INC. ("LENDER")

By:      /s/  RAYMOND J. SIMS
         Raymond J. Sims

Title:   Director

ERICSSON RAYNET ("BORROWER")

By:      /s/  R G KELSCH
         Robert Kelsch

Title:   President

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                                                                       EXHIBIT A

                                PROMISSORY NOTE

$50,000,000.00 U.S.                                      Date:  January 2, 1995

FOR VALUE RECEIVED, the undersigned Ericsson Raynet, a Delaware partnership ("Borrower") hereby unconditionally promises to pay to the order of Raynet International, Inc., a Delaware corporation ("Lender") in New York City, or other location as designated from time to time by Lender, upon demand and in any event by no later than December 20, 1995, in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all loans made by Lender to the undersigned hereunder as such loans are set forth on the schedule hereto. No interest shall be payable under this Agreement.

The holder of this note is authorized to set forth the date and amount of each loan pursuant hereto and each payment of principal with respect thereto on the schedule annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. If any payment on this note becomes due and payable on a Saturday, Sunday or other day on which commercial banks in New York are authorized or required by law to close, the maturity thereof shall be extended to the next succeeding business day. Prepayment of all or any part of the principal of this note may be made at any time without premium or penalty, subject to the terms of the Credit Agreement referred to hereinbelow.

This note is the note described in the Revolving Credit line Agreement dated January 2, 1995 ("Credit Agreement") between Ericsson Raynet (as Borrower) and Raynet International, Inc. (as Lender), which Credity Agreement and all its terms and provisions are incorporated herein by reference as though fully set forth herein. Such agreement provides that the Borrower may borrow up to $50,000,000.00 U.S. at any time or times, and may reborrow principal which has been repaid, provided that all principal must be repaid to the Lender by December 20, 1995, or, if earlier, on demand.

IN WITNESS WHEREOF, the undersigned has caused this note to be duly executed as of the day and year first above written.

ERICSSON RAYNET

By:      EXHIBIT - DO NOT SIGN
         Robert Kelsch

Title:   President